EXHIBIT 99.4
              Financial Statements and Independent Auditors' Report
                         NOW  Tools,  LLC
                         December  31,  1999  and  1998



TO THE MEMBERS
NOW  TOOLS,  LLC
Phoenix,  Arizona


We have audited the accompanying balance sheet of NOW TOOLS, LLC as of December 31, 1999 and 1998 and the related statements of operations, members' equity and cash flows for the years then ended. These financial statements are the responsibility of NOW TOOLS, LLC's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NOW TOOLS, LLC as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for internet products and services. As discussed in
Note 6 to the financial statements, the Company was only recently formed, and has not generated sufficient revenues to achieve continued profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.





November  3,  2000

By:  /s/  Hood  &  Strong,  LLP
-------------------------------
Hood & Strong,  LLP

NOW TOOLS, LLC
BALANCE SHEET
December 31,                      1999     1998
=================================================

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents      $11,657  $47,510
  Receivables                     28,003    8,049
-------------------------------------------------

    Total current assets          39,660   55,559

FURNITURE AND EQUIPMENT, net      51,856    9,940

OTHER ASSETS                       3,719      380
-------------------------------------------------

                                 $95,235  $65,879
=================================================

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
  Trade payables                 $16,516  $18,328
-------------------------------------------------

    Total current liabilities     16,516   18,328
-------------------------------------------------

MEMBERS' EQUITY:
  Members' capital                78,719   47,551
-------------------------------------------------

    Total members' capital        78,719   47,551
-------------------------------------------------

                                 $95,235  $65,879
=================================================

NOW TOOLS, LLC
STATEMENT OF OPERATIONS
Years Ended December 31,            1999      1998
====================================================
REVENUE                           $577,738  $147,763

COST OF SALES                       33,506     2,325
----------------------------------------------------

GROSS PROFIT                       544,232   145,438
----------------------------------------------------
OPERATING EXPENSES:
  Advertising and promotions         8,286    14,755
  Professional fees                 46,908     4,104
  Depreciation                      12,857     3,006
  Loss on fixed assets              31,748
  Office expenses                  109,975    14,702
  Travel                             8,043
  Salaries and employee benefits   187,295
----------------------------------------------------
                                   405,112    36,567
----------------------------------------------------


NET INCOME                        $139,120  $108,871
====================================================

NOW TOOLS, LLC
STATEMENT OF MEMBERS' EQUITY
Years Ended December 31, 1999 and 1998
==================================================
                                         Members'
                                          Equity
                                         Balance
--------------------------------------------------

BALANCES - December 31, 1997            $  17,680

  Member draws                            (79,000)

  Net income for the year ended
     December 31, 1998                    108,871
--------------------------------------------------

BALANCES - December 31, 1998               47,551

  Member draws                           (107,953)

  Net income for the year ended
     December 31, 1999                    139,121
--------------------------------------------------

BALANCES - December 31, 1999            $  78,719
==================================================

NOW TOOLS, LLC
STATEMENT OF CASH FLOWS
Years Ended December 31,                             1999       1998
=======================================================================

OPERATING ACTIVITIES:
  Net income                                      $ 139,120   $108,871
  Adjustments to reconcile net loss to
     net cash provided by operations:
    Depreciation                                     12,740      3,006
    Loss on disposal                                 15,874      2,163
    Increase in:
      Receivables                                   (19,954)    (1,413)
      Prepaid expenses                               (3,456)
      Other assets                                      117       (380)
      Accounts payable                               (1,812)    15,175
-----------------------------------------------------------------------
    Net cash provided by operating activities       142,629    127,422
-----------------------------------------------------------------------
INVESTING ACTIVITIES:
  Purchase of furniture and equipment               (70,529)   (10,783)
-----------------------------------------------------------------------

    Net cash used by investing activities           (70,529)   (10,783)
-----------------------------------------------------------------------
FINANCING ACTIVITIES:
  Owner draws                                      (107,953)   (79,000)
-----------------------------------------------------------------------

    Net cash provided by financing activities      (107,953)   (79,000)
-----------------------------------------------------------------------

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS    (35,853)    37,639

CASH AND CASH EQUIVALENTS, beginning of year         47,510      9,871
-----------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of year            $  11,657   $ 47,510
=======================================================================

Notes  to  Financial  Statements  for  NOW  Tools,LLC.

NOTE 1 - ORGANIZATION AND CHANGE OF ENTITY:

               NOW Tools, LLC (the Company) was a Limited Liability Company organized under the laws of the State of Nevada for the purpose of doing business as a provider of website development and management services.

               Effective January 1, 2000, members of NOW TOOLS, LLC liquidated the LLC and contributed the respective assets net of liabilities to a newly formed entity, N2plus, Inc. in exchange for shares of common stock.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               a.   Basis of Presentation:
                    ---------------------

                    The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

               b.   Cash and Cash Equivalents:
                    -------------------------

                    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of December 31, 1999 and 1998).

               c.   Depreciation:
                    ------------

                    Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from three to seven years.

               d.   Revenue Recognition:
                    --------------------

                    The Company  records  revenue based upon  specific  contract
                    rates  for  website   development  and  management  services
                    rendered.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

               e.   Recently Enacted Accounting Standards:
                    -------------------------------------

                    Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No.133 (as amended by SFAS No. 137 and 138), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities ", and SFAS 135, "Rescission of FASB No. 75 and Technical Corrections", were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current application to the Company or their affect on the financial statements would not have been significant.

NOTE 3 - FURNITURE AND EQUIPMENT:

               Furniture and equipment, at cost, is summarized as follows as of December 31, 1999 and 1998:

                                                          1999            1998

               Computer  software                        $2,425          $2,425
               Furniture  and  fixtures                  65,060          10,404

                                                         67,485          12,829
               Less  accumulated  depreciation          (15,629)         (2,889)

                                                      $  51,856        $  9,940

               Depreciation expense amounted to $12,857 and $3,006 for the periods ended December 31, 1999 and 1998, respectively.

NOTE 4 - INCOME TAXES:

               The Company is organized as a limited liability company and as such all tax attributes flow directly to the individual members accordingly no tax provision has been recorded in these financial statements.

NOTE 5 - CONCENTRATION OF CREDIT RISK:

               The Company has identified its financial instruments which are potentially subject to credit risk. These financial instruments consist principally of cash and cash equivalents and receivables.

               During the year, the Company had significant operating cash and cash equivalents in excess of the federally insured limits.
               Credit risk for receivables is substantially mitigated by the Company's historically short collection periods.

NOTE 6 - BUSINESS RISKS:


               The Company has a limited operating history and its prospects are subject to the risks, expenses, and uncertainties frequently encountered by companies in new and rapidly evolving markets for Internet products and services. The Company was only recently formed and has not generated sufficient revenues to achieve profitability.

               The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. As discussed in Note 7, the Company merged with Digital Bridge, Inc., effective September 20, 2000.

NOTE 7 - MERGER:

               As discussed in Note 1, the Company liquidated January 1, 2000 and formed N2Plus, Inc. Effective September 20, 2000, the Company's stockholders entered into an agreement to exchange 100% of their shares of common stock to Digital Bridge, Inc., a Nevada corporation, in a merger transaction, pursuant to which Digital Bridge, Inc. will be the surviving entity. As consideration Digital Bridge, Inc. issued to the stockholders of the N2plus, Inc. 1,000,000 shares of the Company's common stock with an estimated value of $1,812,500. The Company's financial statements reflect balances and activity immediately prior to the above transaction. This transaction is expected to be recorded as a pooling of interests.